UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 26, 2007
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

SUNPOWER CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-51593	94-3008969
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3939 North First Street
San Jose, California 95134
(Address of principal executive offices, including zip code)

(408) 240-5500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 26, 2007, SunPower Corporation (the "Registrant") issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for the first quarter of 2007.

The information contained in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibit is furnished with this report on Form 8-K:

99.1 SunPower Corporation press release dated April 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunPower Corporation.

By:	/s/ Emmanuel Hernandez
Emmanuel Hernandez
Chief Financial Officer
Date: April 26, 2007

Exhibit Index

EXHIBIT NUMBER	DESCRIPTION
99.1	Registrant's press release dated April 26, 2007, is furnished pursuant to Item 2.02 of Form 8-K